UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2023

ALLIANCE ENTERTAINMENT HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40014	85-2373325
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8201 Peters Road, Suite 1000

Plantation, FL, 33324

(Address of Principal Executive Offices) (Zip Code)

(954) 255-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AENT	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	AENTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 5, 2023, Alliance Entertainment Holding Corporation (the “Company”) sold an aggregate of 1,335,000 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) at a public offering price to the public of $3.00 per share (the “Offering”), pursuant to an Underwriting Agreement, dated as of June 29, 2023 (the “Underwriting Agreement”), by and between the Company and ThinkEquity LLC (the “Representative” or “ThinkEquity”), as representative of the underwriters of the Offering (the “Underwriters”). In addition, pursuant to the Underwriting Agreement, the Company granted the Representative a 45-day option to purchase up to 200,250 additional shares of Class A Common Stock to cover over-allotments in connection with the Offering.

The Class A Common Stock was offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-271219), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on April 12, 2023, as amended, which became effective on June 29, 2023.

The Company received gross proceeds of $4,005,000, before deducting underwriting discounts and commissions of 7.5% of the gross proceeds and estimated Offering expenses, and intends to use the net proceeds from the Offering for working capital and general corporate purposes, including to pay outstanding accounts payable relating to fees incurred in connection with the Company’s initial business combination in excess of the proceeds received from the trust account after redemptions by the Company’s public stockholders. The Company issued a press release announcing the closing of the offering, which has been filed as Exhibit 99.1 to this report.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement, certain existing stockholders and the Company’s directors and executive officers entered into “lock-up” agreements with the Representative that generally prohibit the sale, transfer, or other disposition of securities of the Company for a period of 90 days following June 29, 2023.

A copy of the Underwriting Agreement has been filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors or the public to obtain factual information about the current state of affairs of the Company.

Pursuant to the Underwriting Agreement, the Company also agreed to issue to the Representative or its designees warrants (the “Representative Warrants”) to purchase up to a total of 50,090 shares of Common Stock for an aggregate purchase price of $100. The Representative Warrants are exercisable commencing on the date that is 180 days following June 29, 2023 at an initial price of $3.75 per share of Common Stock and have a term of five years from June 29, 2023. The Representative Warrants are subject to a lock-up for 180 days from the commencement of sales in the Offering in accordance with FINRA Rule 5110(e). A copy of the form of Representative Warrant has been filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The total expenses of the offering are estimated to be approximately $425,000, which includes ThinkEquity’s expenses relating to the offering.

The final prospectus relating to the Offering was filed with the SEC on June 30, 2023 and is available on the SEC’s web site at http://www.sec.gov. Copies of the final prospectus relating to the offering may be obtained from ThinkEquity, 17 State Street, 41st Floor, New York, NY 10004, or from the above-mentioned SEC website.

The foregoing summaries of the terms of the Underwriting Agreement and the Representative Warrant are subject to, and qualified in their entirety by reference to, copies of the Underwriting Agreement and the Representative Warrant that are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Made Under an Off-Balance Sheet Arrangement of a Respondent.

On July 3, 2023, Bruce Ogilvie, the Company’s Executive Chairman, extended a line of credit in an amount of up to $17 million to the Company (the “Loan”). The purpose of the Loan is to address a $10 million availability reserve imposed on the Company’s existing credit facility by the lenders and to fund product investments for the upcoming holiday season. The Loan has no specified terms, but is expected to be repaid from cash flow on or prior to July 31, 2023. The Company has agreed to pay interest on the Loan at a rate equal to the Bloomberg Overnight Short Term Bank Yield Index (BSBY) rate plus 3% per annum, with interest calculated on a daily basis.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Offering, the Company’s Class A Common Stock and Public Warrants began trading on the Nasdaq Capital Market on June 30, 2023 under the symbols “AENT” and “AENTW,” respectively. Prior to the Offering, the Class A Common Stock and Public Warrants were quoted on the OTC Pink Open Market under the symbols “AENT” and “AENTW,” respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated as of June 29, 2023, by and between Alliance Entertainment Holding Corporation and ThinkEquity LLC.
4.1	Form of Representative Warrant (included in Exhibit 1.1).
99.1	Press release dated July 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2023	ALLIANCE ENTERTAINMENT HOLDING CORPORATION

	By:	/s/ Jeffrey Walker
Name: Jeffrey Walker Title: Chief Executive Officer